September 29, 2014

DBX ETF TRUST

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF
(the “Fund”)

Supplement to the Summary Prospectus and Prospectus
dated October 1, 2013

Effective October 1, 2014, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub‐heading of the “MANAGEMENT” section of the summary section of the fund's prospectus.

Ashton P. Goodfield, Blair Ridley and Michael J. Generazo, each a Co-Primary Portfolio Manager since inception, are primarily responsible for the day-to-day management of the Fund.  Each Portfolio Manager functions as a member of a portfolio manager team.

Effective October 1, 2014, the following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund's prospectus.

Ashton P. Goodfield, CFA, is a Managing Director of Deutsche Asset Management and Co-Head of Municipal Bond Trading for DIMA.  Ms. Goodfield joined Deutsche Asset Management in 1986. She obtained a Bachelor of Arts degree from Duke University.

Blair Ridley is a Director of Deutsche Asset Management. From 2006 to 2010, he was Vice President, business manager and product specialist for DIMA. Since 2010, Mr. Ridley has been a Director and a Portfolio Manager for DIMA. Mr. Ridley joined Deutsche Asset Management in 1999. He obtained his MS in Investment Management from Boston University and a Bachelor of Arts degree from the University of California, San Diego.

Michael J. Generazo is a Director of Deutsche Asset Management. Since 2008, he has been a Director and a Portfolio Manager for DIMA. Mr. Generazo joined Deutsche Asset Management in 1999. He obtained his MBA degree from Suffolk University and a Bachelor of Science degree from Bryant College.

Please Retain This Supplement for Future Reference

September 29, 2014

RVNU